SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2007 (October 30, 2007)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosures.

On November 2, 2007, the Company issued the press release titled “Chembio Diagnostics Receives CLIA Waiver for HIV Barrel Test” included herein as Exhibit 99.1.

On November 2, 2007, the Company issued the press release titled “Chembio Reports Third Quarter Results” included herein as Exhibit 99.2.

On October 31, 2007, the Company issued the press release titled “Chembio to Host Conference Call to Discuss Third Quarter Financial Results for 2007” included herein as Exhibit 99.3.

On October 30, 2007, the Company issued the press release titled “Chembio Diagnostics, Inc. to Present at Acumen BioFin Rodman and Renshaw 9th Annual Healthcare Conference” included herein as Exhibit 99.4.

On November 5, 2007, certain officers of the Company  intend to deliver an investor presentation that will include the slides attached hereto as Exhibit 99.5 to this Current Report on Form 8-K.   The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.5.

Attached as Exhibit 99.6 is a presentation prepared for preferred stockholders.

ITEM 9.01. Financial Statements and Exhibits

Exhibits.

99.1	Press Release titled “Chembio Diagnostics Receives CLIA Waiver for HIV Barrel Test” issued November 2, 2007.

99.2	Press Release titled “Chembio Reports Third Quarter Results” issued November 2, 2007.

99.3	Press Release titled “Chembio to Host Conference Call to Discuss Third Quarter Financial Results for 2007” issued October 31, 2007.

99.4	Press Release titled “Chembio Diagnostics, Inc. to Present at Acumen BioFin Rodman and Renshaw 9th Annual Healthcare Conference” issued October 30, 2007.

99.5	PDF of PowerPoint Presentation to be delivered on November 5, 2007.

99.6	PDF of presentation prepared for preferred stockholders.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This Current Report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 2007                                                                Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer